                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (the "Company"), and Ameritech Capital Funding Corporation, a Delaware corporation ("Capital Funding"), propose to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3 (the "Registration Statement") with respect to the registration of up to $3,000,000,000 principal amount of debt securities of Capital Funding and the guarantees of such debt by the Company which may be issued from time to time in the future by Capital Funding; and

     WHEREAS, the undersigned is a Director of the Company:

     NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them with full power to act without the others, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, with full power to act for and on behalf of the undersigned in connection with and to execute and file on behalf of the undersigned, the Registration Statement (and any registration statement filed pursuant to Rule 462(b) under the Securities Act), and thereafter to execute and file any amendment or amendments thereto (including pre-effective and post-effective amendments), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17th day of December, 1997.


                                    /s/ Donald C. Clark
                                    -----------------------------
                                    Donald C. Clark

STATE OF ILLINOIS  )
COUNTY OF COOK     )

     On the 17th day of December, 1997, personally appeared before me Donald C. Clark to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 17th day of December, 1997.

                                     /s/       Judi L. Anker
                                    -------------------------------------
                                               Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (the "Company"), and Ameritech Capital Funding Corporation, a Delaware corporation ("Capital Funding"), propose to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3 (the "Registration Statement") with respect to the registration of up to $3,000,000,000 principal amount of debt securities of Capital Funding and the guarantees of such debt by the Company which may be issued from time to time in the future by Capital Funding; and

     WHEREAS, the undersigned is a Director of the Company:

     NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them with full power to act without the others, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, with full power to act for and on behalf of the undersigned in connection with and to execute and file on behalf of the undersigned, the Registration Statement (and any registration statement filed pursuant to Rule 462(b) under the Securities Act), and thereafter to execute and file any amendment or amendments thereto (including pre-effective and post-effective amendments), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17th day of December, 1997.


                                    /s/ Hanna Holborn Gray
                                    -----------------------------
                                    Hanna Holborn Gray

STATE OF ILLINOIS   )
COUNTY OF COOK      )

     On the 17th day of December, 1997, personally appeared before me Hanna Holborn Gray to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 17th day of December, 1997.

                                    /s/        Judi L. Anker
                                    ------------------------------------
                                               Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (the "Company"), and Ameritech Capital Funding Corporation, a Delaware corporation ("Capital Funding"), propose to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3 (the "Registration Statement") with respect to the registration of up to $3,000,000,000 principal amount of debt securities of Capital Funding and the guarantees of such debt by the Company which may be issued from time to time in the future by Capital Funding; and

     WHEREAS, the undersigned is a Director of the Company:

     NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them with full power to act without the others, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, with full power to act for and on behalf of the undersigned in connection with and to execute and file on behalf of the undersigned, the Registration Statement (and any registration statement filed pursuant to Rule 462(b) under the Securities Act), and thereafter to execute and file any amendment or amendments thereto (including pre-effective and post-effective amendments), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17th day of December, 1997.


                                    /s/ James A. Henderson
                                    -----------------------------
                                    James A. Henderson

STATE OF ILLINOIS   )
COUNTY OF COOK      )

     On the 17th day of December, 1997, personally appeared before me James A. Henderson to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 17th day of December, 1997.

                                    /s/ Judi L. Anker
                                    -----------------------------
                                         Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (the "Company"), and Ameritech Capital Funding Corporation, a Delaware corporation ("Capital Funding"), propose to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3 (the "Registration Statement") with respect to the registration of up to $3,000,000,000 principal amount of debt securities of Capital Funding and the guarantees of such debt by the Company which may be issued from time to time in the future by Capital Funding; and

     WHEREAS, the undersigned is a Director of the Company:

     NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them with full power to act without the others, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, with full power to act for and on behalf of the undersigned in connection with and to execute and file on behalf of the undersigned, the Registration Statement (and any registration statement filed pursuant to Rule 462(b) under the Securities Act), and thereafter to execute and file any amendment or amendments thereto (including pre-effective and post-effective amendments), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17th day of December, 1997.


                                    /s/ Sheldon B. Lubar
                                    -----------------------------
                                    Sheldon B. Lubar

STATE OF ILLINOIS   )
COUNTY OF COOK      )

     On the 17th day of December, 1997, personally appeared before me Sheldon B. Lubar to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 17th day of December, 1997.

                                    /s/ Judi L. Anker
                                    -----------------------------
                                         Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (the "Company"), and Ameritech Capital Funding Corporation, a Delaware corporation ("Capital Funding"), propose to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3 (the "Registration Statement") with respect to the registration of up to $3,000,000,000 principal amount of debt securities of Capital Funding and the guarantees of such debt by the Company which may be issued from time to time in the future by Capital Funding; and

     WHEREAS, the undersigned is a Director of the Company:

     NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them with full power to act without the others, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, with full power to act for and on behalf of the undersigned in connection with and to execute and file on behalf of the undersigned, the Registration Statement (and any registration statement filed pursuant to Rule 462(b) under the Securities Act), and thereafter to execute and file any amendment or amendments thereto (including pre-effective and post-effective amendments), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17th day of December, 1997.


                                    /s/ Lynn M. Martin
                                    -----------------------------
                                    Lynn M. Martin

STATE OF ILLINOIS   )
COUNTY OF COOK      )

     On the 17th day of December, 1997, personally appeared before me Lynn M. Martin to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 17th day of December, 1997.

                                    /s/ Judi L. Anker
                                    -----------------------------
                                        Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (the "Company"), and Ameritech Capital Funding Corporation, a Delaware corporation ("Capital Funding"), propose to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3 (the "Registration Statement") with respect to the registration of up to $3,000,000,000 principal amount of debt securities of Capital Funding and the guarantees of such debt by the Company which may be issued from time to time in the future by Capital Funding; and

     WHEREAS, the undersigned is a Director of the Company:

     NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them with full power to act without the others, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, with full power to act for and on behalf of the undersigned in connection with and to execute and file on behalf of the undersigned, the Registration Statement (and any registration statement filed pursuant to Rule 462(b) under the Securities Act), and thereafter to execute and file any amendment or amendments thereto (including pre-effective and post-effective amendments), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17th day of December, 1997.


                                    /s/ Arthur C. Martinez
                                    -----------------------------
                                    Arthur C. Martinez

STATE OF ILLINOIS   )
COUNTY OF COOK      )

     On the 17th day of December, 1997, personally appeared before me Arthur C. Martinez to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 17th day of December, 1997.

                                    /s/ Judi L. Anker
                                    -----------------------------
                                        Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (the "Company"), and Ameritech Capital Funding Corporation, a Delaware corporation ("Capital Funding"), propose to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3 (the "Registration Statement") with respect to the registration of up to $3,000,000,000 principal amount of debt securities of Capital Funding and the guarantees of such debt by the Company which may be issued from time to time in the future by Capital Funding; and

     WHEREAS, the undersigned is a Director of the Company:

     NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them with full power to act without the others, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, with full power to act for and on behalf of the undersigned in connection with and to execute and file on behalf of the undersigned, the Registration Statement (and any registration statement filed pursuant to Rule 462(b) under the Securities Act), and thereafter to execute and file any amendment or amendments thereto (including pre-effective and post-effective amendments), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17th day of December, 1997.


                                    /s/ John B. McCoy
                                    -----------------------------
                                    John B. McCoy

STATE OF ILLINOIS   )
COUNTY OF COOK      )

     On the 17th day of December, 1997, personally appeared before me John B. McCoy to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 17th day of December, 1997.

                                    /s/ Judi L. Anker
                                    -----------------------------
                                         Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (the "Company"), and Ameritech Capital Funding Corporation, a Delaware corporation ("Capital Funding"), propose to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3 (the "Registration Statement") with respect to the registration of up to $3,000,000,000 principal amount of debt securities of Capital Funding and the guarantees of such debt by the Company which may be issued from time to time in the future by Capital Funding; and

     WHEREAS, the undersigned is a Director of the Company:

     NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them with full power to act without the others, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, with full power to act for and on behalf of the undersigned in connection with and to execute and file on behalf of the undersigned, the Registration Statement (and any registration statement filed pursuant to Rule 462(b) under the Securities Act), and thereafter to execute and file any amendment or amendments thereto (including pre-effective and post-effective amendments), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17th day of December, 1997.


                                    /s/ John D. Ong
                                    -----------------------------
                                    John D. Ong

STATE OF ILLINOIS   )
COUNTY OF COOK      )

     On the 17th day of December, 1997, personally appeared before me John D. Ong to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 17th day of December, 1997.


                                    /s/ Judi L. Anker
                                    -----------------------------
                                         Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (the "Company"), and Ameritech Capital Funding Corporation, a Delaware corporation ("Capital Funding"), propose to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3 (the "Registration Statement") with respect to the registration of up to $3,000,000,000 principal amount of debt securities of Capital Funding and the guarantees of such debt by the Company which may be issued from time to time in the future by Capital Funding; and

     WHEREAS, the undersigned is a Director of the Company:

     NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them with full power to act without the others, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, with full power to act for and on behalf of the undersigned in connection with and to execute and file on behalf of the undersigned, the Registration Statement (and any registration statement filed pursuant to Rule 462(b) under the Securities Act), and thereafter to execute and file any amendment or amendments thereto (including pre-effective and post-effective amendments), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17th day of December, 1997.


                                    /s/ A. Barry Rand
                                    -----------------------------
                                    A. Barry Rand

STATE OF ILLINOIS   )
COUNTY OF COOK      )

     On the 17th day of December, 1997, personally appeared before me A. Barry Rand to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 17th day of December, 1997


                                    /s/ Judi L. Anker
                                    -----------------------------
                                         Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (the "Company"), and Ameritech Capital Funding Corporation, a Delaware corporation ("Capital Funding"), propose to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3 (the "Registration Statement") with respect to the registration of up to $3,000,000,000 principal amount of debt securities of Capital Funding and the guarantees of such debt by the Company which may be issued from time to time in the future by Capital Funding; and

     WHEREAS, the undersigned is a Director of the Company:

     NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them with full power to act without the others, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, with full power to act for and on behalf of the undersigned in connection with and to execute and file on behalf of the undersigned, the Registration Statement (and any registration statement filed pursuant to Rule 462(b) under the Securities Act), and thereafter to execute and file any amendment or amendments thereto (including pre-effective and post-effective amendments), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17th day of December, 1997.


                                    /s/ James A. Unruh
                                    -----------------------------
                                    James A. Unruh

STATE OF ILLINOIS   )
COUNTY OF COOK      )

     On the 17th day of December, 1997, personally appeared before me James A. Unruh to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 17th day of December, 1997.

                                    /s/ Judi L. Anker
                                    -----------------------------
                                         Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (the "Company"), and Ameritech Capital Funding Corporation, a Delaware corporation ("Capital Funding"), propose to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3 (the "Registration Statement") with respect to the registration of up to $3,000,000,000 principal amount of debt securities of Capital Funding and the guarantees of such debt by the Company which may be issued from time to time in the future by Capital Funding; and

     WHEREAS, the undersigned is a Director of the Company:

     NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them with full power to act without the others, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, with full power to act for and on behalf of the undersigned in connection with and to execute and file on behalf of the undersigned, the Registration Statement (and any registration statement filed pursuant to Rule 462(b) under the Securities Act), and thereafter to execute and file any amendment or amendments thereto (including pre-effective and post-effective amendments), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17th day of December, 1997.


                                    /s/ Laura D'Andrea Tyson
                                    -----------------------------
                                    Laura D'Andrea Tyson

STATE OF ILLINOIS   )
COUNTY OF COOK      )

     On the 17th day of December, 1997, personally appeared before me Laura D'Andrea Tyson to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 17th day of December, 1997.

                                    /s/ Judi L. Anker
                                    -----------------------------
                                         Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (the "Company"), and Ameritech Capital Funding Corporation, a Delaware corporation ("Capital Funding"), propose to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3 (the "Registration Statement") with respect to the registration of up to $3,000,000,000 principal amount of debt securities of Capital Funding and the guarantees of such debt by the Company which may be issued from time to time in the future by Capital Funding; and

     WHEREAS, the undersigned is an Officer and a Director of the Company:

     NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them with full power to act without the others, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer and a Director of the Company, with full power to act for and on behalf of the undersigned in connection with and to execute and file on behalf of the undersigned, the Registration Statement (and any registration statement filed pursuant to Rule 462(b) under the Securities
Act), and thereafter to execute and file any amendment or amendments thereto (including pre-effective and post-effective amendments), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17th day of December, 1997.


                                    /s/ Richard C. Notebaert
                                    -----------------------------
                                    Richard C. Notebaert
                                    Chairman and Chief Executive Officer

STATE OF ILLINOIS   )
COUNTY OF COOK      )

     On the 17th day of December, 1997, personally appeared before me Richard C. Notebaert to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 17th day of December, 1997.

                                    /s/ Judi L. Anker
                                    -----------------------------
                                         Notary Public